SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ---------------------

                                   FORM 8-K

                                Current Report

                                --------------

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                           -----------------------

      Date of Report (Date of earliest event reported): August 19, 1996

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                         SOS Staffing Services, Inc.
                         ---------------------------
            (Exact name of registrant as specified in its charter)




         Utah                         0-26094                    87-0295503 .
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
   of incorporation)                                         Identification No.)




                             1415 South Main Street
                          Salt Lake City, Utah 84115 .
                        ------------------------------
          (Address of principal executive offices, including zip code)




                                (801) 484-4400 .
                               -----------------
             (Registrant's telephone number, including area code)



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                              TABLE OF CONTENTS


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Item 2. Acquisition or Disposition of Assets                               3
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Item 7. Financial Statements and Exhibits                                  3
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SIGNATURES                                                                 4















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Item 2. Acquisition or Disposition of Assets,
        -------------------------------------

      Pursuant to an agreement entered into on August 19, 1997 to be effective August 27, 1997, SOS Staffing Services, Inc. (the "Company") completed the acquisition of substantially all of the assets and assumed certain liabilities of Execusoft, Inc. ("Execusoft"). Execusoft. is engaged in providing temporary employees in the information technology field to businesses in the Orange
County, California and Salt Lake City, Utah areas. The assets purchased from Execusoft consist principally of office furniture and equipment, customer lists, employee lists, and goodwill. Used in Execusoft's information technology staffing business. The Company intends to use all such assets to continue and expand its information technology staffing business.

      The purchase price for the assets was $5.0 million in cash plus future earnouts not to exceed an additional $3.5 million based on profitability. In connection with the purchase, the Company assumed a real property lease, certain contracts, and entered into noncompetition agreements with previous owners. The purchase price for the assets and business was determined in arms'-length negotiations conducted by principals of the Company and representatives of Execusoft. There was no material relationship between the owners of Execusoft, Inc and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

Item 7. Financial Statements and Exhibits
        ---------------------------------

      (a)    Financial statements of business acquired
             Not applicable

      (b)    Pro forma financial information
             Not applicable

      (c)    Exhibits

               2.1    Acquisition agreement
               99.1  Press Release dated August 19, 1997













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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereto duly authorized.




                                    SOS STAFING SERVICES, INC.


                                    \S\  Gary B. Crook                    .
                                    ---------------------------------------
                                    Gary B. Crook
                                    Vice President, Chief Financial Officer
                                    and Treasurer


Date: August 27, 1997












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